UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) April 28, 2005

Universal Truckload Services, Inc.

(Exact name of registrant as specified in its charter)

Michigan (State or other jurisdiction of incorporation)	120510 (Commission File Number)	38-3640097 (I.R.S. Employer Identification No.)

11355 Stephens Road, Warren, Michigan
(Address of principal executive offices)

48089
(Zip Code)

(586) 920-0100
(Registrant’s telephone number, including area code)

N/A
(Former name, former address and former fiscal year, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. RESULTS OF OPERATIONS AND FINANCIAL CONDITION
Item 9.01. FINANCIAL STATEMENTS AND EXHIBITS
SIGNATURES
Press Release, Dated April 28, 2005

Item 2.02. RESULTS OF OPERATIONS AND FINANCIAL CONDITION

     On April 28, 2005, Universal Services Truckload, Inc. (the “Company”) issued a press release announcing the Company’s financial results for the quarter ended April 2, 2005, a copy of which is furnished as Exhibit 99.1 to this Form 8-K.

Item 9.01. FINANCIAL STATEMENTS AND EXHIBITS

     (c) Exhibits.

Exhibit No.	Description
99.1	Press Release dated April 28, 2005 announcing the Company’s financial and operating results for the quarter ended April 2, 2005.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

UNIVERSAL TRUCKLOAD SERVICES, INC.
Date: April 28, 2005	/s/ Robert E. Sigler
Robert E. Sigler
Vice President, Chief Financial Officer, Secretary and Treasurer

EXHIBIT INDEX

Exhibit Number	Description
99.1	Press Release dated April 28, 2005 announcing the Company’s financial and operating results for the quarter ended April 2, 2005.